UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  April 25, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of January 1, 2003, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2003-1 Home Equity Mortgage Pass-Through Certificates, Series 2003-1)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-100669-01              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2003 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On April 25, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on April 25, 2003 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2003-1 Home Equity
Mortgage Pass-Through Certificates, Series 2003-1
---------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  April 28, 2003             By:   /s/  Thomas Britt
                                  ---------------------------------------
                                      Thomas Britt
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         April 25, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on April 25, 2003



                    Credit Suisse First Boston, Home Equity Mortgage Trust, Series 2003-1
                                Statement to Certificate Holders
                                      April 25, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        80,000,000.00    76,481,291.07   2,572,986.34   260,769.34    2,833,755.68    0.00            0.00       73,908,304.73
A2        57,700,000.00    55,162,131.18   1,855,766.40    85,738.81    1,941,505.21    0.00            0.00       53,306,364.78
AR               100.00             0.00           0.00         0.00            0.00    0.00            0.00                0.00
M1        14,450,000.00    14,450,000.00           0.00    31,169.85       31,169.85    0.00            0.00       14,450,000.00
M2        11,475,000.00    11,475,000.00           0.00    35,621.91       35,621.91    0.00            0.00       11,475,000.00
B          6,375,000.00     6,375,000.00           0.00    26,651.93       26,651.93    0.00            0.00        6,375,000.00
P                100.00           100.00           0.00    27,879.64       27,879.64    0.00            0.00              100.00
TOTALS   170,000,200.00   163,943,522.25   4,428,752.74   467,831.48    4,896,584.22    0.00            0.00      159,514,769.51

X1       170,000,100.00   165,018,030.97           0.00         0.00            0.00    0.00            0.00      161,635,955.86
X2                 0.00             0.00           0.00         0.00            0.00    0.00            0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1      22541NYP8     956.01613838  32.16232925       3.25961675       35.42194600          923.85380913     A1        4.091500 %
A2      22541NYQ6     956.01613830  32.16232929       1.48594125       33.64827054          923.85380901     A2        1.805000 %
AR      22541NYR4       0.00000000   0.00000000       0.00000000        0.00000000            0.00000000     AR       11.370665 %
M1      22541NYS2   1,000.00000000   0.00000000       2.15708304        2.15708304        1,000.00000000     M1        2.505000 %
M2      22541NYT0   1,000.00000000   0.00000000       3.10430588        3.10430588        1,000.00000000     M2        3.605000 %
B       22541NYU7   1,000.00000000   0.00000000       4.18069490        4.18069490        1,000.00000000     B         4.855000 %
P       22541NYV5   1,000.00000000   0.00000000 ################  ################        1,000.00000000     P        11.370665 %
TOTALS                964.37252574  26.05145606       2.75194664       28.80340270          938.32106968
X1      22541NYW3     970.69372883   0.00000000       0.00000000        0.00000000          950.79918106     X1        0.000000 %

---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



Sec. 4.06(a)(i)        Principal Remittance Amount                                                                   3,382,075.11

                       Scheduled Principal Payments                                                                    110,886.76

                       Principal Prepayments                                                                         3,027,801.48

                       Curtailments                                                                                    230,575.26

                       Cutailment Interest Adjustments                                                                     183.18

                       Repurchase Principal                                                                                  0.00

                       Substitution Amounts                                                                                  0.00

                       Net Liquidation Proceeds                                                                              0.00

                       End of Pre-Funding Period Transfer                                                               12,776.97

                       Other Principal Adjustments                                                                        -148.54

                       Gross Interest                                                                                1,591,217.16

                       Recoveries from Prior Loss Determinations                                                             0.00

                       Reimbursements of Non-Recoverable Advances Previously Made                                          147.50

                       Recovery of Reimbursements Previously Deemed Non-Recoverable                                          0.00

Prepayment Penalties   Number of Loans with Respect to which Prepayment Penalties were Collected                                3

                       Balance of Loans with Respect to which Prepayment Penalties were Collected                      580,091.57

                       Amount of Prepayment Penalties Collected                                                         27,878.69

Sec. 4.06(a)(iv)       Beginning Number of Loans Outstanding                                                                4,040

                       Beginning Aggregate Loan Balance                                                            159,886,353.58

                       Ending Number of Loans Outstanding                                                                   4,062

                       Ending Aggregate Loan Balance                                                               161,636,055.86

Sec. 4.06(a)(v)        Servicing Fees                                                                                   68,966.79

                       Trustee Fee & Credit Risk Manager Fee                                                             4,197.02

Sec. 4.06(a)(vii)      Current Advances                                                                                       N/A

                       Aggregate Advances                                                                                     N/A

Section 4.06(a)(viii)  Delinquent Mortgage Loans
                        Group 1
                                                                  Principal
                       Category              Number                Balance               Percentage
                       1 Month                 69             2,795,921.82                  1.73 %
                       2 Month                 44             2,393,342.13                  1.48 %
                       3 Month                 18               584,005.22                  0.36 %
                        Total                 131             5,773,269.17                  3.57 %
                       * Delinquent Bankruptcies are included in the table above.

                       Bankruptcies
                        Group 1
                                             Principal
                        Number               Balance                Percentage
                           3               64,607.59                  0.04 %
                       * Only Current Bankruptcies are reflected in the table above.

                       Foreclosures
                       Group 1
                                            Principal
                       Number               Balance                Percentage
                          1               51,689.82                  0.03 %

Section 4.06(a)(xi)    REO Properties
                       Group 1
                                            Principal
                       Number               Balance                Percentage
                          0                    0.00                  0.00 %

Section 4.06(a)(xii)   Current Realized Losses                                                                               0.00

                       Cummulative Realized Losses                                                                           0.00

Sec. 4.06 (a)(xiv)     Amount on Deposit in Pre-Funding Account                                                              0.00

Sec. 4.06 (a)(xiv)     Capitalized Interest Requirement                                                                     34.97

Trigger Event          Trigger Event Occurrence (Effective February 2006)                                                      NO
                       (Is Rolling 3 Month Delinquency Rate > 19% of Sr. Enhancement%?)
                       Rolling 3 Month Delinquency Rate                                                                 0.91976 %
                       Sr. Enhancement Percentage x 19%                                                                 4.05638 %
                                             OR
                       (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                       Cumulative Loss % of Original Aggregate Collateral Balance                                          0.00 %
                       Cumulative Loss Limit                                                                               5.00 %

O/C Reporting          Targeted Overcollateralization Amount                                                         6,800,008.00
                       Ending Overcollateralization Amount                                                           2,121,286.35
                       Ending Overcollateralization Deficiency                                                       4,678,721.65
                       Overcollateralization Release Amount                                                                  0.00
                       Monthly Excess Interest                                                                       1,046,677.63
                       Payment to Class X-1                                                                                  0.00










                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
